Exhibit 10.15
Execution Version
AMENDMENT NO. 1
          This Amendment No. 1 (“Amendment”) dated as of July 18, 2008 (“Effective Date”) is among Crusader Energy Group Inc. (the “Borrower”), the Lenders (as defined below), and Union Bank of California, N.A., as administrative agent for such Lenders (in such capacity, the “Administrative Agent”) and as issuing lender for such Lenders (in such capacity, the “Issuing Lender”).
RECITALS
          A. The Borrower is party to (i) that certain Second Amended and Restated Credit Agreement dated as of June 26, 2008 among the Borrower, the lenders party thereto from time to time (“Lenders”), the Administrative Agent, and the Issuing Lender (the “Credit Agreement”, the defined terms of which are used in this Amendment unless otherwise defined in this Amendment), (ii) that certain Amended and Restated Subordinated Credit Agreement dated as of June 26, 2008 (the “Existing Subordinated Credit Agreement”) among the Borrower, the lenders party thereto from time to time, and UnionBanCal Equities, Inc., as administrative agent (the “Existing Subordinated Agent”), and (iii) that certain Amended and Restated Subordination and Intercreditor Agreement dated as of June 26, 2008 (the “Existing Subordination and Intercreditor Agreement” among the Administrative Agent, the Subordinated Agent, the Borrower and the Guarantors.
          B. The Borrower wishes to (i) issue $250,000,000 of second lien term notes pursuant to a Second Lien Credit Agreement dated July 17, 2008 to be effective as of July 18, 2008 (the “Second Lien Credit Agreement”) among the Borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto and (ii) pay off the Advances (as defined in the Existing Subordinated Credit Agreement, the “Subordinated Advances”) in full and terminate the Commitments (as defined in the Subordinated Credit Agreement, the “Subordinated Commitments”).
          C. Bank of Scotland plc (the “Exiting Lender”) and the other parties to the Credit Agreement have agreed that the Exiting Lender will cease to be a Lender as of the Effective Date.
          D. The Borrower, the Lenders, and the Administrative Agent wish to, subject to the terms and conditions of this Amendment, amend the Credit Agreement as provided for in this Amendment.
          THEREFORE, the Borrower, the Lenders, the Issuing Lender, and the Administrative Agent hereby agree as follows:

ARTICLE I.
DEFINITIONS
          Section 1.1 Terms Defined Above. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.
          Section 1.2 Other Definitional Provisions. The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this Amendment shall refer to this Amendment as a whole and not to any particular Article, Section, subsection or provision of this Amendment. Article, Section, subsection and Exhibit references herein are to such Articles, Sections, subsections and Exhibits of this Amendment unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.
ARTICLE II.
AMENDMENTS TO CREDIT AGREEMENT
          Section 2.1 The references on the title page and in Exhibit A to the Credit Agreement to “$200,000,000” shall be amended to read “$140,000,000”.
          Section 2.2 Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in appropriate alphabetical order:
     “Amendment No. 1 Effective Date” means July 18, 2008.
     “Intercreditor Agreement” means that certain Intercreditor Agreement, which shall be in a form acceptable to the Administrative Agent and the Lenders, dated as of the Amendment No. 1 Effective Date, among the Administrative Agent, the Borrower, the Guarantors, and the Second Lien Agent.
     “Second Lien Agent” means JPMorgan Chase Bank, N.A., or such other Second Lien Lender serving in the capacity as the administrative agent under the Second Lien Credit Agreement, to the extent permitted under the Second Lien Credit Agreement and the Intercreditor Agreement.
     “Second Lien Credit Agreement” means the Second Lien Credit Agreement dated July 17, 2008 to be effective as of the Amendment No. 1 Effective Date among the Borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto from time to time, as amended, restated, supplemented or otherwise modified but only to the extent permitted under the terms of the Intercreditor Agreement.
     “Second Lien Debt” means the “Obligations” as defined in the Second Lien Credit Agreement.
     “Second Lien Lenders” means the lenders party to the Second Lien Credit Agreement from time to time.
     “Second Lien Loan Documents” means the Second Lien Credit Agreement, the promissory notes executed and delivered pursuant to the Second Lien Credit Agreement, and each other agreement, instrument, or document executed by the Borrower or any of its Subsidiaries or any of their Responsible Officers in connection with the Second Lien Credit Agreement.
          Section 2.3 Section 1.01 of the Credit Agreement is hereby amended by deleting the following definitions: “Subordination and Intercreditor Agreement”; “Subordinated Agent”; “Subordinated Credit Agreement”; “Subordinated Debt”; “Subordinated Debt Maturity Date”; “Subordinated Lenders”; and “Subordinated Loan Documents”.
          Section 2.4 Each reference in the Credit Agreement, the other Loan Documents, and each other document, certificate, instrument, or agreement delivered in connection therewith, including in each case the exhibits and schedules thereto, to any of the following terms (the “Original Terms”) is hereby amended to be a reference to the terms indicated across from such term below (the “Amended Terms”):

Original Terms	Amended Terms
Subordinated Agent	Second Lien Agent
Subordinated Credit Agreement	Second Lien Credit Agreement
Subordinated Debt	Second Lien Debt
Subordinated Lenders	Second Lien Lenders
Subordinated Loan Documents	Second Lien Loan Documents
Subordination and Intercreditor Agreement	Intercreditor Agreement
          Section 2.5 Section 2.02(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     (a) Generally. The Borrowing Base in effect as of the Amendment No. 1 Effective Date has been set by the Administrative Agent and the Lenders and acknowledged by the Borrower as $70,000,000. The amount of such Borrowing Base shall remain in effect until it is redetermined pursuant to this Section 2.02. Each subsequent Borrowing Base shall be determined in accordance with the standards set forth in Section 2.02(d) and is subject to periodic redetermination pursuant to Sections 2.02(b) and 2.02(c).
          Section 2.6 Section 6.01(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
               (b) Liens securing up to $250,000,000 of Second Lien Debt at any time;
          Section 2.7 Section 6.02(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
               (b) the Second Lien Debt up to the amount permitted by the Intercreditor Agreement;
          Section 2.8 Section 6.17 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
          Section 6.17 Leverage Ratio. The Borrower shall not permit the Leverage Ratio at the end of each fiscal quarter set forth below to exceed the ratio set forth below opposite such period”

Fiscal Quarter Ending	Leverage Ratio
June 30, 2008	3.25 to 1.00
September 30, 2008	3.25 to 1.00
December 31, 2008	3.25 to 1.00
March 31, 2009	3.25 to 1.00
June 30, 2009	3.25 to 1.00
September 30, 2009	3.25 to 1.00
December 31, 2009	3.25 to 1.00
March 31, 2010 and thereafter	3.00 to 1.00
     , provided that for purposes of determining the ratio described above (i) for the fiscal quarters of the Borrower ending September 30, 2008, December 31, 2008 and March 31, 2009, EBITDA for the relevant period shall be deemed to equal EBITDA for such fiscal quarter (and in the case of the latter two determinations, each previous fiscal quarter referred to above) multiplied by 4, 2 and 4/3, respectively and (ii) for the fiscal quarters of the Borrower ending September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009, Debt for the relevant period shall be net of cash and Liquid Investments on the balance sheet of the Borrower.
          Section 2.9 Section 6.19 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          Section 6.19 Interest Coverage Ratio. The Borrower shall not permit the ratio of, as of the last day of each fiscal quarter, commencing with the fiscal quarter ending June 30, 2008, (a) the consolidated EBITDA of the Borrower calculated for the four fiscal quarters then ended, to (b) the consolidated Interest Expense of the Borrower for the four fiscal quarters then ended, to be less than 2.50 to 1.00, provided that for purposes of determining the ratio described above for the fiscal quarters of the Borrower ending September 30, 2008, December 31, 2008 and March 31, 2009, each of consolidated Interest Expense and EBITDA for the relevant period shall be deemed to equal consolidated Interest Expense and EBITDA for such fiscal quarter (and in the case of the latter two determinations, each previous fiscal quarter referred to above) multiplied by 4, 2 and 4/3, respectively.
          Section 2.10 Schedule II to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule II attached hereto.
          Section 2.11 As of the Effective Date, the Exiting Lender shall cease to be a Lender under the Credit Agreement.
ARTICLE III.
CONSENT TO PREPAYMENT OF SUBORDINATED ADVANCES
          Section 3.1 Notwithstanding anything to the contrary in the Existing Subordination and Intercreditor Agreement, the Administrative Agent and the Lenders hereby consent to the prepayment in full of the Subordinated Advances from the proceeds of the advances under the Second Lien Credit Agreement.
ARTICLE IV.
REPRESENTATIONS AND WARRANTIES
          Section 4.1 Borrower Representations and Warranties. The Borrower represents and warrants that: (a) the representations and warranties contained in Article IV of the Credit Agreement and the representations and warranties contained in the Security Instruments and each of the other Loan Documents are true and correct in all material respects on and as of the Effective Date, after giving effect to the terms of this Amendment and the closing of the Second Lien Credit Agreement, as though made on and as of such date, except those representations and warranties that speak of a certain date, which representations and warranties were true and correct as of such date; (b) after giving effect to the terms of this Amendment and the closing of the Second Lien Credit Agreement, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the limited liability company power and authority of the Borrower and have been duly authorized by appropriate action and proceedings; (d) this Amendment constitutes a legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; and (f) the Liens under the Security Instruments are valid and subsisting and secure Borrower’s obligations under the Loan Documents.

ARTICLE V.
CONDITIONS
          This Amendment shall become effective and enforceable against the parties hereto, and the Credit Agreement shall be amended as provided herein, upon the occurrence of the following conditions precedent:
          Section 5.1 Prepayment of Advances. The Administrative Agent shall have received repayment of all Advances in the amount by which the aggregate outstanding Advances exceeds $70,000,000 together with interest owing on such amount.
          Section 5.2 Payment of Subordinated Advances and Termination of Subordinated Commitments. The Existing Subordinated Agent shall have received payment in full of the outstanding principal amount of all Subordinated Advances, together with (i) the accrued interest to the Effective Date (ii) the amounts, if any, required to be paid pursuant to Section 2.09 of the Existing Subordinated Credit Agreement as a result of such prepayment being made on the Effective Date, and (iii) any other amounts owing under the Existing Subordinated Credit Agreement, and the Subordinated Commitments shall have been terminated as of the Effective Date.
          Section 5.3 Intercreditor Agreement. The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of the Intercreditor Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent and the Second Lien Agent.
          Section 5.4 Documents. The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Amendment duly and validly executed and delivered by duly authorized officers of the Borrower, the Administrative Agent, the Issuing Lender and the Lenders.
          Section 5.5 No Default. No Default shall have occurred and be continuing as of the Effective Date.
          Section 5.6 Representations. The representations and warranties in this Amendment shall be true and correct in all material respects.
          Section 5.7 Fees. The Borrower shall have paid all costs and expenses which have been invoiced and are payable pursuant to Section 9.04 of the Credit Agreement.
ARTICLE VI.
MISCELLANEOUS
          Section 6.1 Effect on Loan Documents; Acknowledgments.
               (a) The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

               (b) The Administrative Agent, the Issuing Lender, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents. Nothing in this Amendment shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents other than as expressly set forth above, (iii) any rights or remedies of the Administrative Agent, the Issuing Lender or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, any Issuing Lender or any Lender to collect the full amounts owing to them under the Loan Documents.
               (c) Each of the Borrower, the Administrative Agent, the Issuing Lender, and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, and all other Loan Documents are and remain in full force and effect, and the Borrower acknowledges and agrees that its liabilities under the Credit Agreement and the other Loan Documents are not impaired in any respect by this Amendment or the consents granted hereunder.
               (d) From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment.
               (e) This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.
          Section 6.2 Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Amendment may be executed by facsimile signature and all such signatures shall be effective as originals.
          Section 6.3 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Lenders, the Borrower and the Administrative Agent hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
          Section 6.4 Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.
          Section 6.5 Governing Law. This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.
          Section 6.6 Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[SIGNATURES BEGIN ON NEXT PAGE.]

     EXECUTED effective as of the date first above written.

CRUSADER ENERGY GROUP INC.
By:	/s/ DAVID D. LE NORMAN
	Name:	David D. Le Norman
	Title:	President

Signature Page to Amendment No. 1
(Crusader Energy Group Inc.)

ADMINISTRATIVE AGENT AND ISSUING LENDER: UNION BANK OF CALIFORNIA, N.A., as Administrative Agent, Issuing Lender
By:	/s/ JARROD BOURGEOIS
	Name:	Jarrod Bourgeois
	Title:	Vice President

LENDERS: UNION BANK OF CALIFORNIA, N.A., as a Lender
By:	/s/ JARROD BOURGEOIS
	Name:	Jarrod Bourgeois
	Title:	Vice President

Signature Page to Amendment No. 1
(Crusader Energy Group Inc.)

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ STEPHEN L. LESCHER
	Name:	Stephen L. Lescher
	Title:	Senior Vice President

Signature Page to Amendment No. 1
(Crusader Energy Group Inc.)

EXITING LENDER: BANK OF SCOTLAND plc
By:	/s/ JULIA R. FRANKLIN
	Name:	Julia R. Franklin
	Title:	Assistant Vice President

Signature Page to Amendment No. 1
(Crusader Energy Group Inc.)

SCHEDULE II
BORROWER ADMINISTRATIVE AGENT AND LENDER INFORMATION
Each of the commitments to lend set forth herein is governed by the terms of the Agreement which provides for, among other things, borrowing base limitations which may restrict the Borrower’s ability to request (and the Lenders’ obligation to provide) Credit Extensions to a maximum amount which is less than the commitments set forth in this Schedule II.
Administrative Agent:
Union Bank of California, N.A.
Lincoln Plaza
500 N. Akard Street, Suite 4200
Dallas, Texas 75201
Attention: Mr. M Jarrod Bourgeois
Facsimile: 214-922-4209
Borrower:
Crusader Energy Group Inc.
4747 Gaillardia Parkway
Oklahoma City, OK 73142
Attention: John G. Heinen
Facsimile: 405-285-7522

Lenders:	Applicable Lending Offices:

Union Bank of California, N.A.	Eurodollar Lending Office
1980 Saturn Street, Mail Code V01-120
Commitment: $70,000,000.00	Monterey Park, CA 91754
Telephone: (323) 720-2870
Telecopy: (323) 724-6198 and (323) 724-0042
Attention: Maria Suncin, Commercial Loan
Operations Department
Email: #clo_synd @uboc.com

Domestic Lending Office
Same as Eurodollar Lending Office

JPMorgan Chase Bank, N.A.	Eurodollar Lending Office
1 Chase Tower
Commitment: $70,000,000.00	10 South Dearborn
IL1-0010
Chicago, Illinois 60603
Telephone: (312) 732-5078
Telecopy: (312) 385-7096
Attention: Walter Jones

With a copy to:
2200 Ross Ave., TX1-2911
3rd Floor
Dallas, Texas 75201
Attention: Brian Orlando
Telephone: (214) 965-3245
Telecopy: (214) 965-3280
Signature Page to Amendment No. 1
(Crusader Energy Group Inc.)

Domestic Lending Office
Same as Eurodollar Lending Office
Schedule II to Amendment No. 1
(Crusader Energy Group Inc.)